Energy Summit Energy Summit February 2013 February 2013 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Diamondback Energy, Inc. (the “Company”) expects, believes or anticipates will or may occur in the future are forward-looking statements. The words
“believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management’s expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its
Forms 10-Q and 8-K and its Registration Statement on Form S-1, as amended, and related prospectus dated October 11, 2012, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, impact of compliance with legislation and regulations, successful results from the Company’s identified drilling locations, the Company’s ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected.
Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this communication, the Company may use the term
“unproved reserves” which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. “Unproved reserves” refers to the Company’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Unproved reserves may not constitute reserves within the meaning of the Society of Petroleum Engineer’s
Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities that may be ultimately recovered from the
Company’s interests may differ substantially. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves may change significantly as development of the Company’s core assets provide additional data. In addition, the
Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
Forward Looking Statements

3

Source: Bloomberg, Ryder Scott, Company   Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012. Market data  as of January 31, 2013. Reserve  data as of December 31, 2011.
Independent E&P focused on Permian Basin
headquartered in Midland, Texas
Completed IPO on October 17, 2012 at $17.50 / share
$235 mm of growth capital raised to drive production
Deep vertical well inventory with strong returns
5 Wolfcamp B horizontal well results in next 60 days
Diamondback Overview NASDAQ Ticker: FANG
Key Highlights
Market Cap: $829 mm @ $22.42 / share
$135 mm undrawn borrowing base at 12/31/12
51,709 net acres; 99% operated
Proved Reserves: 26 MMbbl, 39.5 MMBOE
66% Oil, 20% NGL, 14% gas
24% Proved developed producing
YE11 SEC Pre-tax PV-10: $567 mm

4

Pure Play Exposure to
the Permian Basin
Exposure to one of the most concentrated high quality acreage positions in the
Permian Basin
51,709 net acres primarily in Wolfberry trend of Midland Basin
Deep Vertical
Drilling Inventory
849 net locations with 40 acre spacing; 1,027 net locations with 20 acre spacing
Increasing IPs and EURs continue to improve vertical well economics
2013 production targeted to grow 94% to 7,200 – 7,500 BOEPD from 3,786
BOEPD in 2012
Strong Horizontal
Upside
5 Horizontal Wolfcamp B well results expected over the next 60 days - 2 Hz WCB wells completed in 2012 with impressive results
67% of 2013 capital expenditures focused on horizontal development
Expect Margins
to Head Higher
Access to LLS Pricing in Q2 2013 via Magellan Longhorn pipeline
Plan to decrease LOE by $2.00 - $4.00 / BOE from infrastructure improvements
Efficient capital spend through improved drilling and completion techniques
Financial Strength &
Strong Management
No debt - $135 mm undrawn borrowing capacity at year end 2012
2013 capital plan of $270 - $300 mm – New hedges put in place
Investment Highlights
Source: Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.

5

Deep Vertical
Drilling Inventory
Strong Horizontal
Upside
Expect Margins
to Head Higher
Financial Strength &
Strong Management
849 net locations with 40 acre spacing; 1,027 net locations with 20 acre spacing
Increasing IPs and EURs continue to improve vertical well economics
2013 production targeted to grow 94% to 7,200 – 7,500 BOEPD from 3,786
BOEPD in 2012
Access to LLS Pricing in Q2 2013 via Magellan Longhorn pipeline
Plan to decrease LOE by $2.00 - $4.00 / BOE from infrastructure improvements
Efficient capital spend through improved drilling and completion techniques
No debt - $135 mm undrawn borrowing capacity at year end 2012
2013 capital plan of $270 - $300 mm – New hedges put in place
5 Horizontal Wolfcamp B well results expected over the next 60 days - 2 Hz WCB wells completed in 2012 with impressive results
67% of 2013 capital expenditures focused on horizontal development
Investment Highlights
Source: Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.
Pure Play Exposure to the Permian Basin

6

Resurgent Texas Oil Production
100% Leverage to the Permian
Source: US Energy Information Administration, Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.
1,000
1,400
1,800
2,200
2,600
3,000
1981 1986 1991 1996 2001 2006 2011
Over 800,000 Barrel
per day growth
since 2009
(Thousand Barrels per Day)
Diamondback Acreage Position
100% of acreage located in the Midland Basin
51,709 net acres, operate ~99% of acreage
217 gross producing wells, 4 rigs running (2 Vert, 2 Hz)
Q4 2012 production average ~4,300 BOEPD
Actively pursuing additional acreage in the Basin
Over 1,000 40 acre vertical gross locations supporting
reserve growth
Concentrated Permian Position – Solid Inventory

WTI Breakeven Price for a 15% Rate of Return
Permian Basin Economics Remain Some of the Strongest in the US
High liquids content, large areal extent of resource combined with improving technology likely to support substantial growth potential of the basin
Near term erosion to economics from weakened price differentials addressed
Costs going down steadily as drilling times decline and horizontal development expands
Diamondback uniquely positioned to capture both higher realizations and lower costs
Source:  Management data and estimates. ISI Group LLC.
Management data as of December 31, 2012.  ISI data as of June 15, 2012.

8

Source: Company Filings, Management Data and Estimates., ISI Group LLC.   Financial  data and Management estimates as of December 31, 2012.
(1)  CAGR does not include forward estimates.
Strong Production Growth Outlook Built on Existing Inventory
Proved Developed Reserve Growth (MMBOE) Average Daily Net Production (BOEPD)
Drilling program shifting from vertical to horizontal development
Ended 2012 with 6 rigs (4 vertical, 2 horizontal)
Currently operating 4 rigs (2 horizontal, 2 vertical)
Additional rig planned in 2H 2013 to focus on horizontal development
2013 production target estimated at 7,200 – 7,500 BOEPD based on capex of $270 - $300 mm

PDP, 22%
PUD, 76%
PDNP, 2%
Oil, 66%
NGL, 20%
Natural
Gas, 14%
PDP, 42%
PUD, 53%
PDNP, 5%
9
1P – PV-10% 1P – By Commodity 1P – By Category
Substantial Reserve Upside from Horizontal Potential
Current reserves based only on ~30% of 40-acre vertical development
Ryder Scott estimated PUD EURs average 135 MBOE per vertical well - 86% liquids (66% crude oil)
Reserve assumptions currently exclude value uplift expected from:
Horizontal wells
20-acre downspacing
Higher realizations from shift to LLS pricing
Pro Forma Pre-tax
Net Oil (Mbbls) Net NGL (Mbbls) Net Gas (MMcf) Total (MMcf) Proved PV-10% ($MM)
PDP 5,456 1,826 7,728 8,570 $237
PDNP 589 143 608 833 27
PUD 20,140 5,871 24,262 30,055 303
Total Net Proved Reserves 26,185 7,840 32,598 39,458 $567
Source: Ryder Scott.
Data as of December 31, 2011.

No debt - $135 mm undrawn borrowing capacity at year end 2012
2013 capital plan of $270 - $300 mm – New hedges put in place

Exposure to one of the most concentrated high quality acreage positions in the
Permian Basin
51,709 net acres primarily in Wolfberry trend of Midland Basin
Investment Highlights
Expect Margins
to Head Higher
Financial Strength &
Strong Management
Deep Vertical
Drilling Inventory
Pure Play Exposure to
the Permian Basin
Access to LLS Pricing in Q2 2013 via Magellan Longhorn pipeline
Plan to decrease LOE by $2.00 - $4.00 / BOE from infrastructure improvements
Efficient capital spend through improved drilling and completion techniques
849 net locations with 40 acre spacing; 1,027 net locations with 20 acre spacing
Increasing IPs and EURs continue to improve vertical well economics
2013 production targeted to grow 94% to 7,200 – 7,500 BOEPD from 3,786
BOEPD in 2012
Source: Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.
Strong Horizontal Upside

11

Horizontal Wolfcamp B Drilling Shifting North
Source: Company Filings, Global Hunter Securities, Smith STATS, Pioneer Natural Resources.
Financial data and management estimates as of December31, 2012. Rig count data as of January25, 2013.
Permian Basin Rig Count
Horizontal drilling becoming a primary rather than secondary use of capital in Wolfberry trend
Results are trending upward (longer laterals, frac designs)
Original majority of horizontal activity focused on southern
Midland Basin
Pioneer southern Midland Basin JV with Sinochem for
$21,000 / acre
Northern Midland Basin Wolfcamp B Horizontal Results:
Horizontal rig count has more than doubled since Q1 2011
Lateral
Length
Number of
Stages
Peak IP
(BOE/d)
Cumulative
Production
Production
Time
Kemmer 3,733’ 15 892 56,000 BOE 4 months
PXD Giddings
2041H
5,800’ 30 897 135,000 BOE 12 months
PXD Giddings
2073H
5,800’ 30 792 105,000 BOE 10 months

12

Horizontal Focus: Midland County
Kemmer has produced 56 MBOE since initial production in
September 2012
ST 25-1H first operated Midland County horizontal Wolfcamp B
Horizontal Focus: Upton County
Janey has produced 58 MBOE since initial production in June 2012
Neal 8-1H completed mid January; flowback operations underway
Horizontal Drilling Program – Development Progress
Producing
Frac Completed
Drilled
Upton County
Producing
Drilled
To Be Drilled
Non-operated Acreage
Non-operated Acreage
Midland County
Source: Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.
Lateral
Length
IP / Stage
(BOE)
Number
of Stages
30-day IP
(BOE/d)
Per Stage
EUR
(MBOE)
Peak IP
(BOE/d)
Kemmer 3,733’ 29 15 428 30 892
ST 25-1H 4,617’ Drilled; 16 stage frac scheduled early March
ST 25-2H 4,800’ Drilling; 20 stage frac scheduled early March
Sarah Ann 4,000’
Non operated; Drilled; 15 stage frac scheduled Feb 11th
Lateral
Length
IP / Stage
(BOE)
Number
of Stages
30-day IP
(BOE/d)
Per Stage
EUR
(MBOE)
Peak IP
(BOE/d)
Janey 16-1H 3,842’ 30 16 486 30 618
Neal 8-1H 7,652’ Drilled; 32 stage frac completed late January
Neal 8-2H 6,685’ Drilled; 28 stage frac scheduled late February
Janey 16-3H 4,629’ Drilled (TD’d in 13 days); 18 stage frac scheduled in late March

13

Investment Highlights
No debt - $135 mm undrawn borrowing capacity at year end 2012
2013 capital plan of $270 - $300 mm – New hedges put in place
5 Horizontal Wolfcamp B well results expected over the next 60 days - 2 Hz WCB wells completed in 2012 with impressive results
67% of 2013 capital expenditures focused on horizontal development
Exposure to one of the most concentrated high quality acreage positions in the
Permian Basin
51,709 net acres primarily in Wolfberry trend of Midland Basin
Strong Horizontal
Upside
Expect Margins
to Head Higher
Financial Strength &
Strong Management
Pure Play Exposure to
the Permian Basin
Access to LLS Pricing in Q2 2013 via Magellan Longhorn pipeline
Plan to decrease LOE by $2.00 - $4.00 / BOE from infrastructure improvements
Efficient capital spend through improved drilling and completion techniques
Source: Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.
Deep Vertical Drilling Inventory

$567 mm of year-end 2011 SEC Pre-tax PV-10 value
303 locations currently booked as PUDs out of 916
locations on 40-acre spacing
No value for 20-acre spaced wells or horizontal locations
included in PV-10 value
Vertical Inventory (Years):
Increasing Initial Production Rates
Continue to refine drilling pattern and completion techniques to increase EURs on 40-acre spaced wells
Selective development depths
Selective completion zones
Optimized stimulation design
Expected increase in reserves
Multi-Year Drilling Inventory
Well Cost: $2.0 - $2.2 mm
EURs: 135,000 BOE
Vertical Well Economics
2 Rigs 4 Rigs 6 Rigs
40-Acre Spacing 22.9 11.5 7.6
20-Acre Spacing 28.1 14.0 9.4
Total 51.0 25.5 17.0
Source: Company Filings, Management Data and Estimates, Ryder Scott.   Financial data and management estimates as of December 31, 2012.
(1) Realized oil price equal to WTI less $3.50 / bbl. NGLs assumed 40% of WTI.  Natural gas assumed $3.50 / mcf.  Based on working interest of 100% with 75% NRI.
Low Risk Vertical Inventory
WTI NPV - 10
($ / Bbl)
($ in millions)
(1)
IRR
(1)
$100 $1.3 33%
90 0.9 25
80 0.5 19

High Inventory Made Up of Strong ROR Projects
Identified Net Potential Drilling Locations Potential Optimized Spacing
Reserve Potential Per Section
Source: Company Filings, Management Data and Estimates.
Management estimates as of December 31, 2012.
Vertical
(40s)
Horizontal
Vertical
(20s)
Total
Wells / Section 16 9 16 41
EUR / Well 135 MBOE 400 MBOE 108 MBOE --
Reserves /
Section
2.2
MMBOE
3.6
MMBOE
1.7
MMBOE
7.7 MMBOE
OOIP 150 - 250 MMBOE
% of OOIP 0.9 - 1.4% 1.4 - 2.4% 0.7 - 1.2% 3.0 - 5.0%

Investment Highlights
No debt - $135 mm undrawn borrowing capacity at year end 2012
2013 capital plan of $270 - $300 mm – New hedges put in place
5 Horizontal Wolfcamp B well results expected over the next 60 days - 2 Hz WCB wells completed in 2012 with impressive results
67% of 2013 capital expenditures focused on horizontal development
Exposure to one of the most concentrated high quality acreage positions in the
Permian Basin
51,709 net acres primarily in Wolfberry trend of Midland Basin
Strong Horizontal
Upside
Financial Strength &
Strong Management
Deep Vertical
Drilling Inventory
Pure Play Exposure to
the Permian Basin
849 net locations with 40 acre spacing; 1,027 net locations with 20 acre spacing
Increasing IPs and EURs continue to improve vertical well economics
2013 production targeted to grow 94% to 7,200 – 7,500 BOEPD from 3,786
BOEPD in 2012
Source: Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.
Expect Margins to Head Higher

Quarterly LOE (per BOE) Spud to TD Time
(1)
Time Until Placed on Production
(1)
Well Failure Rate
Source: US Energy Information Administration, Company Filings, Management Data and Estimates.
Financial data and management estimates as of December31, 2012. (1) Vertical Wells only.
Operational Efficiency to Drive Expense Reduction

Source: Management estimates.
Management estimates as of December 31, 2012.
Moving flowback water by pipeline rather than truck
in Midland County (heaviest drilling area)
Reduces LOE by $2.50 - $3.00 / BOE
Water Infrastructure
Conversion of WHL 4-2 to disposal well (10 kbpd)
Tying together tank batteries
Tying into MTN Disposal (2 kbpd)
Water Disposal: Midland County Gathering and Processing
Water Handling
Accessing oil pipelines
Building infrastructure in Midland County to
connect to pipeline north of acreage
Improves oil realizations by $1.50 -
$2.00 / barrel
Majority of gas and liquids under long term
gathering contracts
Released rental processing equipment in Ector
County ($0.50 - $1.00 / BOE)
Looping tank batteries in Midland County will allow
Diamondback to use recycled flowback water for
15% - 25% of each frac
Using recycled water reduces LOE for disposal by
$0.25 - $0.50 / BOE
Electrification
Majority of leasehold now electrified eliminating
rental generators ($0.10 -$0.20 / BOE)
Plan to Reduce Lifting Costs by $2.00-$4.00 / BOE in 2013

19

Source: Company Filings.
Financial data and management estimates as of December31, 2012. Market dataas of January 31,2013.
WTI LLS pricing less $7 / barrel through Magellan
Longhorn  pipeline
Line begins to fill as early as April 2013
$11.19 / barrel price improvement relative to
current levels
~$15 - $20 mm annual cash flow enhancement
based on projected production expected to
commence 2H 2013
Oil: Magellan Pipeline NGL
Natural Gas
Takeaway capacity on Lone Star and West Texas
pipelines
10 year contract
Mont Belvieu pricing
Heavy NGLs (only 32% ethane)
Takeaway capacity on ONEOK
10 year contract
Inside FERC First of Month Index
Above market percentage of production contract
(87% versus 82% for peers)
Takeaway Contracts Improve Realizations

20

Source: Company Filings, Management Data and Estimates.  Financial data and management estimates as of December 31, 2012.
(1) CalculatedWTI-LLS spread less $7.00 of $11.00 multiplied by oil production (66%) andpercent of oil receiving LLS pricing (65% - 75%).
Diamondback has a path to an over $10.00 / BOE improvement in cash margins in 2013.
($ per BOE)
Improved Realizations and Lower Costs Increase Value

21

5 Horizontal Wolfcamp B well results expected over the next 60 days - 2 Hz WCB wells completed in 2012 with impressive results
67% of 2013 capital expenditures focused on horizontal development
Exposure to one of the most concentrated high quality acreage positions in the
Permian Basin
51,709 net acres primarily in Wolfberry trend of Midland Basin
Strong Horizontal
Upside
Expect Margins
to Head Higher
Deep Vertical
Drilling Inventory
Investment Highlights
Pure Play Exposure to
the Permian Basin
Access to LLS Pricing in Q2 2013 via Magellan Longhorn pipeline
Plan to decrease LOE by $2.00 - $4.00 / BOE from infrastructure improvements
Efficient capital spend through improved drilling and completion techniques
849 net locations with 40 acre spacing; 1,027 net locations with 20 acre spacing
Increasing IPs and EURs continue to improve vertical well economics
2013 production targeted to grow 94% to 7,200 – 7,500 BOEPD from 3,786
BOEPD in 2012
Source: Company Filings, Management Data and Estimates.
Financial data and management estimates as of December 31, 2012.
Financial Strength / Strong Management

22

$270 – $300 mm capital expenditures:
Horizontal Drilling: 67%
Two horizontal rigs operating
Third horizontal rig to be added 2H 2013
25 gross wells to be drilled
Focus on Midland and Upton Counties
Vertical Drilling: 23%
Two vertical rigs operating
37 gross vertical wells to be drilled
Focus on Midland County
Maintaining leasehold
Acquiring data for horizontal development
Infrastructure: 6%
Focus on LOE reduction
Non-operated Drilling: 4%
Funding
2013 Capital Expenditures
Source: Company Filings, Management Data and Estimates.
Financial data as of December 31, 2012.  Market data as of January 31, 2013.
Fully financed based on current liquidity, cash flow and
expected growth in borrowing base
Long-term leverage target of less than or equal to 2.0x
run rate EBITDA
$135 mm undrawn borrowing base at 12/31/12
2013 Capital Plan
Liquidity and Financial Flexibility – 2013 Capital Program

23

EBITDA Growth
Revenue Growth
($ in mms)
Source: Company Filings, Management Data and Estimates.  Financial data as of December 31, 2012.
(1) CAGR does not include forward estimates.  (2) Prices received excluding the effect of hedges.
Realizations
(2)
($ in mms)
Management’s goal is to hedge 40% - 70% of production
2013 Hedges
1,000 barrels / day at $109.70 Brent
1,000 barrels / day at $80.55 WTI
Hedging
Consistent Cash Flow Growth

24

Source: Company Filings, Management Data and Estimates.
Management estimates as of December 31, 2012.
Diamondback Guidance
Full Year 2013
Production 7,200 – 7,500 BOEPD
Capital Expenditures $270 - $300 mm
Horizontal Well Costs $7.5 - $8.5 mm
Vertical Well Costs $2.0 - $2.2 mm
Operating Costs (per BOE)
Lease Operating Expense $11.00 - $13.00 / BOE
Tax ~6%
G&A $3.00 - $5.00 / BOE
DD&A $22.00 - $25.00 / BOE

25

Team Prior Experience
Years
Experience
Travis Stice
Chief Executive Officer
Permian Basin Production Manager of Apache Corporation
Vice President of Permian Basin for Laredo Petroleum Holdings
Development Manager of Mid-Continent Business Unit for
ConocoPhillips/Burlington Resources
General Manager of Engineering, Operations and Business Reporting of Mid-
Continent Division for Burlington Resources
28
Tracy Dick
Chief Financial Officer
Controller / Tax Director at Hiland Partners
Over 19 years of accounting experience, including over 8 years of public company experience in both audit and tax areas
20
Russell Pantermuehl
Vice President of Reservoir
Engineering
Wolfberry Reservoir Engineering Supervisor for Concho Resources Inc.
Reservoir Engineering Advisor for ConocoPhillips
Reservoir Engineering Advisor for Burlington Resources
32
Paul Molnar
Vice President of Geoscience
Senior District Geologist for Samson Investment Company
Asset Supervisor and Geosciences Supervisor for ConocoPhillips
Geologic Advisor for Burlington Resources
33
Michael Hollis
Vice President of Drilling
Drilling Manager at Chesapeake Energy Corporation
Senior Drilling Engineer for ConocoPhillips
Drilling and Production Engineer for Burlington Resources
15
William Franklin
Vice President of Land
Various land management roles with ConocoPhillips 37
Jeff White
Vice President of Operations
Completion Manager for Laredo Petroleum Holdings
Staff Engineer for ConocoPhillips
Various engineering and management positions with Anadarko Petroleum
31
Randy Holder
Vice President, Chief Counsel
General Counsel and Vice President for Great White Energy Services LLC
Mid-Continent Division Attorney for Tenneco Oil Company
32
Source: Company Filings.  Data as of December 31, 2012.
Management Team – Over 225 Years Combined Experience

26 26 Pure Play Exposure to the Permian Basin Deep Vertical Drilling Inventory Strong Horizontal Upside Expect Margins to Head Higher Financial Strength / Strong Management In Conclusion…

27

Diamondback Energy, Inc
500 West Texas
Suite 1225
Midland, Texas 79701
(432) 221-7400
14301 Caliber Drive
Suite 300
Oklahoma City, Oklahoma 73134
(405) 463-6900
Auditor
Grant Thornton LLP
Oklahoma City, Oklahoma
Independent Petroleum Engineer
Ryder Scott Company, L.P.
Houston, Texas
Legal Counsel
Akin Gump Strauss Hauer & Feld LLP
Dallas, Texas
Investor Relations
KCSA Strategic Communications
Jeffrey Goldberger / Philip Carlson
(212) 896-1249 / (212) 896-1233
jgoldberger@kcsa.com / pcarlson@kcsa.com
Source: Company Filings.  Data as of December 31, 2012.
Corporate Contact Information

28 Appendix

29

Source: Company Filings. Financial data as of September 30, 2012.
EBITDA Reconciliation
($ in ‘000s)
Year ended December 31, Quarter Ended Nine Months Ended
2009 2010 2011 9/30/2012 9/30/2012
Reconciliation of Adjusted EBITDA to Net Income (Loss):
Net Income (Loss) ($2,706) $8,216 ($545) $1,242 $16,182
Loss on Derivative Contracts 4,068 148 13,009 688 (4,477)
Interest Expense 11 836 2,528 3,148 5,202
Depreciation, Depletion and Amortization 3,216 8,145 15,905 1,130 11,366
Impairment on Oil and Gas Properties 0 0 0 8,853 8,853
Equity-Based Compensation Expense 0 0 544 291 873
Asset Retirement Obligation Accretion Expense 28 38 63 22 62
Adjusted EBITDA $4,617 $17,383 $31,504 $15,374 $38,061